UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marsh & McLennan Companies, Inc.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/15/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

2008 Notice of Annual Meeting and Proxy Statement / 2007 Annual Report

To view this material, have the 12-digit Control # (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 5/1/08.

To request material:        Internet: www.proxyvote.com        Telephone: 1-800-579-1639        **Email: sendmaterial@proxyvote.com

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MARSH & McLENNAN COMPANIES, INC. C/O PROXY SERVICES P.O. BOX 9162 FARMINGDALE, NY 11735	MARSH & MCLENNAN COMPANIES, INC.
Vote In Person

Many shareholder meetings have attendance requirements
including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting
attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
Time the day before the cut-off date or meeting date.
Have your notice in hand when you access the web site
and follow the instructions.

Meeting Location

The Annual Meeting for holders as of 3/20/08

is to be held on 5/15/08 at 10:00 a.m. EDT

at:	1221 Avenue of the Americas
Auditorium (2nd Floor)
New York, NY

Directions to the MMC 2008 Annual Meeting of Stockholders

can be viewed at http://proxy08.mmc.com/

Voting Items

The Board of Directors Recommends a vote “FOR” Items 1, 2 and 3:

Item 1.	Election of Directors

	1a.	Stephen R. Hardis	Item 2.	Ratification of Selection of
Independent Registered Public
	1b.	The Rt. Hon. Lord Lang of		Accounting Firm
Monkton, DL
			Item 3.	Proposal to Amend MMC’s
	1c.	Morton O. Schapiro		Restated Certificate of
Incorporation to Eliminate Classified
	1d.	Adele Simmons		Board Structure

	1e.	Brian Duperreault

	1f.	Bruce P. Nolop

The Board of Directors recommends a vote “AGAINST” Item 4:

Item 4.	Stockholder Proposal: Political Contributions